

SMITH-MIDLAND®

EXCELLENCE IN PRECAST CONCRETE

INVESTOR PRESENTATION

NASDAQ: SMID

JUNE 2026

Safe Harbor Statement

These slides and the accompanying oral presentation contain forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements regarding the future financial position of Smith-Midland Corporation ("SMID" or the "Company"), including, without limitation, financial targets, business strategy, financial products and business trends, business prospects, and plans and objectives for future operations, are forward-looking statements. SMID has based these forward-looking statements on its estimates and assumptions and its current expectations and projections about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those that may be described in greater detail in the Company's publicly filed documents, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. SMID undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of this presentation, to conform these statements to actual results or to changes in SMID's expectations.

This presentation may contain forward-looking statements about Smith-Midland Corporation within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 and all rules and regulations issued there under. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as will, expect, believe, anticipate, think, outlook, hope and variations of such words and similar expressions identify such forward-looking statements, including financial targets, business strategy, and plans and objectives for future operations.

Certain data in this presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers, or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers, or representatives makes any representations as to the accuracy of completeness of that data or to update such data. Such data involves risks and uncertainties and is subject to change based on various factors.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP) the Company uses EBITDA as a non-GAAP financial measure. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses this non-GAAP financial measure for financial and operational decision making and to evaluate period-to-period comparisons. The Company believes that it provides useful information about operating results, enhances the overall understanding of past financial performance and future prospects, and allows for greater transparency with respect to key metrics used by management in its financial and operational decision making. The non-GAAP financial measure used by the Company in the presentation may be different from the methods used by other companies.

Smith-Midland at a Glance

SMID
(Nasdaq)

Founded
1960
Headquartered in Midland, Virginia

$29.91
Share Price*

* As of 6/5/26

~$170M
Market Cap

$92.3M
Revenue (TTM)

$48.1M
Backlog
As of 3/31/26

A Leader in Proprietary Precast Highway Barrier and Infrastructure Products


JJ-Hook
Highway Barriers


SlenderWall
Cladding System


Easi-Set
Concrete Buildings


SoftSound
Absorptive Noise Wall

"Golden Age" for Infrastructure

"By 2040, the global demand for new infrastructure investment is **$68 trillion**. To put that price tag in perspective, it's roughly the equivalent of building the entire Interstate Highway System and the Transcontinental Railroad, start to finish, **every six weeks—for the next 15 years**."

-Lawrence Fink, Blackrock CEO
2025 Letter to Shareholders

Highly Customized Products


Decorative


Security


Military Training

Strategically Located Manufacturing Plants

VIRGINIA
(Midland)



45 acres, 59K sf
reaches NY to NC/WV

NORTH CAROLINA
(Reidsville)



46 acres, 15K sf
reaches NC to TN/KY
*New in 2020, double capacity from prior plant

SOUTH CAROLINA
(Columbia)



39 acres, 29K sf
reaches NC to FL/AL

Concrete Safety Barrier Rental Division

Construction, Highway, & Event Security

250K linear feet fleet

Expansion to **575K** linear feet





Shift to **barrier rentals** vs sales

Higher margins of **25-35%**

Recurring revenues

Stability of earnings and income

Improved cash-flow cycle

Expanded Geographic Reach through Licensing


Canada
Multiple Products
J-J Hooks Barrier
Easi-Set Buildings
SlenderWall
SoftSound
Beach Prisms
Belgium
New Zealand
Trinidad & Tobago
United States
Mexico
Australia

75
Licenses

Award-Winning Products

6%
Royalty

Infrastructure Spend Tailwinds Benefit Smith-Midland




CONCRETE SAFETY SYSTEMS
J.J Hooks

- New **MASH TL3** standard - all U.S. highway barrier **mandated replacement** over the next 4-6 years
- J-J Hooks **approved in California**– 2nd most highway miles in U.S.
- **Low-profile barrier** offers lower cost and easier installation
- **Accelerated spend** through Public / Private Partnerships

Trends Favoring Off-Site Precast Modular Construction

- **Macro trend to off-site** modular construction
- **Shortened** lead times
- **Reduced** subcontractors
- **Minimization** of carrying costs
- **Increased** quality
- **Speed** of installation
- **Aging** construction workforce
- **Developer** saves **Time & Money**
  - Less labor and equipment





Annual Revenue, Backlog


REVENUE
(in millions)
Millions
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$46.7
$43.9
$50.6
$50.1
$59.6
$78.5
$93.4
$92.3
2019
2020
2021
2022
2023
2024
2025
TTM 3/2026


BACKLOG
(in millions)
Millions
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$30.9
$19.6
$29.0
$52.4
$60.8
$59.2
$53.1
$48.1
2019
2020
2021
2022
2023
2024
2025
3/31/2006

Earnings per Share & EBITDA


Earnings per Share
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.38
$0.51
$1.45
$0.15
$0.15
$1.45
$2.36
$1.99
2019
2020
2021
2022
2023
2024
2025
TTM 3/2026


EBITDA
(in millions)
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
$4.4
$6.4
$11.9
$4.1
$4.0
$12.7
$20.0
$17.7
2019
2020
2021
2022
2023
2024
2025
TTM 3/2026

2026 Outlook

- Soundwall, Easi-Set/Easi-Span and Utility sales expected higher than 2025
- SlenderWall and Architectural panels sales similar to prior year
- Barrier sales expected to be lower than 2025 reflecting rental strategy
- Barrier rental income (ex special projects) higher in 2026
- Royalty revenue anticipated higher than 2025
- Total revenue anticipated to be lower due to special barrier projects in 2025

Investment Highlights

Leading precast concrete manufacturer

Patented products include J-J Hooks and EASI-SET

Most widely used highway safety barrier connection in the U.S.

Approved in 42 states, mandated replacement in 2030

Strategic shift to barrier rental model

Higher margin, favorable cash flow model

Growing licensee base expanding geographic reach

75 licensees across seven countries

Macro-economic tailwind from increased infrastructure spending

Transportation and commercial construction

Strong backlog of $48 million

Doubled since end of 2021



SMITH-MIDLAND®

EXCELLENCE IN PRECAST CONCRETE

APPENDIX

540-439-3266

investors@smithmidland.com

www.SmithMidland.com

Non-GAAP Reconciliation

	2019	2020	2021	2022	2023	2024	2025	TTM 3/31/2026
Net income	$1,959	$2,665	$7,570	$800	$795	$7,675	$12,506	$10,518
Adjustments:								
Depreciation & amortization	1,793	2,412	2,671	2,881	2,399	2,664	2,887	3,199
Income taxes	549	1,127	1,524	145	528	2,143	4,520	3,922
Total interest expense, net	139	182	155	246	231	184	59	23
EBITDA	$4,440	$6,386	$11,920	$4,072	$3,953	$12,666	$19,972	$17,662

Balance Sheet

ASSETS		March 31, 2026		December 31, 2025
Current assets				
Cash	$	13,218	$	11,884
Other current assets		38,397		36,863
Total current assets		**51,615**		**48,747**
Property and equipment, net		39,975		38,478
Other assets		605		504
Total assets	**$**	**92,195**	**$**	**87,729**

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities				
Current maturities of notes payable		655		648
Other current liabilities		15,921		13,684
Total current liabilities		**16,576**		**14,332**
Notes payable - less current maturities		3,626		3,799
Other liabilities		16,335		15,294
Total liabilities		**36,537**		**33,425**
Total stockholders' equity		**55,658**		**54,304**
Total liabilities and stockholders' equity	**$**	**92,195**	**$**	**87,729**